SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 3, 2000



                      EDUCATIONAL VIDEO CONFERENCING, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                     001-14827               06-1488212
        --------                     ---------               ----------
(State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)           File Number)            Identification No.)



         35 East Grassy Sprain Road, Suite 200, Yonkers, New York 10710
         --------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code  (914) 787-3500
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                                 AMENDMENT NO. 1

     The purpose of this amendment to registrant's Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 18, 2000, is to file as Exhibit 3.1 the Certificate of Correction of registrant's Second Amended Certificate of Designation of Series A 7.5% Convertible Preferred Stock, which was filed as Exhibit 3 to the original filing. The Certificate of Correction was filed with the Delaware Secretary of State on March 6, 2000. Accordingly, Item 7 is amended in full:

Item 7.    Financial Statements and Exhibits.

           Exhibits
           --------

            3     Second  Amended  Certificate  of  Designation of Series A 7.5%
                  Convertible   Preferred  Stock of   Educational   Video
                  Conferencing, Inc.*

            3.1 Certificate of Correction of Second Amended Certificate of Designation of Series A 7.5% Convertible Preferred Stock of Educational Video Conferencing, Inc.

            10.1 Securities Purchase Agreement, dated as of February 3, 2000, between Educational Video Conferencing, Inc. and The Shaar Fund Ltd.*

                  Schedules (Copies will be provided to the Commission upon
                  ---------
                  request)

                  III.A.1 - Exercise   Prices  of  Options  and   Warrants
                  III.A.3 - Preemptive,  Subscription, "Call", Right of First
                            Refusal or Similar Rights
                  III.A.4 - Subsidiaries
                  III.A.5 - Minutes
                  III.C.  - Issuances of Securities
                  III.F.  - Contravention
                  III.K.  - Litigation
                  III.L.  - Events of Default
                  III.O.  - Related Party Transactions
                  III.Q.  - Securities Law Matters
                  III.R.  - Environmental Matters
                  III.T.  - ERISA Matters
                  III.V.  - Property
                  III.W.  - Intellectual Property
                  III.Y.  - Registration Rights

            10.2 Common Stock Purchase Warrant, dated as of February 3, 2000, issued to The Shaar Fund Ltd.*

            10.3 Registration Rights Agreement, dated as of February 3, 2000, between Educational Video Conferencing, Inc. and The Shaar Fund Ltd.*

            10.4  Form of Finders' Warrant.*

---------------------
*Previously filed.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to its Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EDUCATIONAL VIDEO CONFERENCING, INC.



Dated:     March 7, 2000                    By: /s/ Richard Goldenberg
                                               ---------------------------------
                                               Name:  Richard Goldenberg
                                               Title: Chief Financial Officer








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